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                                                                   Exhibit 10.20

                      REGULATION S STOCK PURCHASE AGREEMENT

                              Dated June 20th, 2003

                                       for

                       KID CASTLE EDUCATIONAL CORPORATION

                                  COMMON STOCK

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                      REGULATION S STOCK PURCHASE AGREEMENT

Regulation S Stock Purchase Agreement ("Agreement"), dated as of June 20th, 2003 by and between Kid Castle Educational Corporation, a Florida corporation having an address at 8th Floor, 98, Min Cheng Rd., HsinTien City, Taipei County, Taiwan, R.O.C. (the "Seller"), and ACE CAPITAL INVESTMENTS LIMITED, a Samoa international business company, the registered address of which is P.O. Box 217, Apia, Samoa (the "Purchaser").

         WHEREAS, Seller desires to sell to Purchaser 719,500 shares of the Seller's common stock, no par value per share (the "Common Stock"), (the "Shares") on the terms and conditions set forth in this Agreement; and

         WHEREAS, Purchaser desires to buy the Shares on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the agreements, covenants and representations hereinafter set forth, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be bound, agree as follows:

                                    ARTICLE I
                       PURCHASE, SALE AND TERMS OF SHARES

         1.1. The Shares. The Seller agrees to sell to the Purchaser in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase from the Seller, subject to the conditions hereinafter set forth, 719,500 Shares of the Seller at $0.7 price per share or $503,650, in the aggregate (the "Purchase Price").

         1.2. Price; Closing. The transaction will be closed at the Purchaser's place of business, and the Purchaser will pay the Purchase Price by wire transfer of immediately available funds within 5 business days upon receipt of the share certificate(s), which shall not be released or delivered until Seller has received the Purchase Price for such Shares. Purchaser shall initiate the closing process by sending a written purchase notice to Seller at the address set forth below (the "Purchase Notice"). The Purchase Notice shall set forth the number of Shares to be purchased, the price per share and the delivery date for the share certificates (the "Closing"). The Purchase Notice shall be binding on Seller unless Seller objects to the calculation of the Purchase Price for the Shares set forth in the Purchase Notice.

         1.3. Delivery of Purchase Notice. Until the Termination Date (as defined below) Purchaser shall have the right to deliver its Purchase Notice to Seller.

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         1.4.     Representations by the Purchaser. The Purchaser makes the
                  following representations and warranties to the Seller:

                  A. Access to Information. The Purchaser, in making the decision to purchase the Shares, has relied upon the representations and warranties contained in this Agreement, the representations and warranties of the Seller as well as independent investigations made by it and/or its representatives, if any. The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Seller concerning the business of the Seller and to receive any additional information, documents, records and books relative to the business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Seller.

                  B. Sophistication and Knowledge. The Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Seller with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, the Purchaser's own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares.

                  C. Lack of Liquidity. The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Purchaser represents and understands that the Shares may not be sold to a U.S. Person (as hereinafter defined) or into the United States for a period of one (1) year from the date of purchase and that Purchaser has no present need for liquidity in connection with its purchase of the Shares.

                  D. No Public Solicitation. The Purchaser is not purchasing the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally. Neither the Seller nor the Purchaser has engaged in any "Directed Selling Efforts in the U.S." as defined in Regulation S of the Securities Act of 1933, as amended (the "Securities Act") ("Regulation S").

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                  E.       Authority. The Purchaser has full right and power to
                           enter into and perform its obligations under this Agreement, and this Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement.

                  F. Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Seller for any commission, fee or other compensation as a finder or broker because of any act or omission by the Purchaser or its respective agents.

                  G. Compliance with Local Laws. Any resale of the Shares during the `distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. Purchaser will not offer to sell or sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

                  H. Regulation S Exemption. The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated pursuant to the Securities Act and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

                           a. The Purchaser is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities
                                    Act) of the Seller. A "U.S. person" means any one of the following:

                                    i        any natural person resident in the
                                             United States;

                                    ii       any partnership or corporation
                                             organized or incorporated under the
                                             laws of the United States;

                                    iii      any estate of which any executor or
                                             administrator is a U.S. person;

                                    iv       any trust of which any trustee is a
                                             U.S. person;

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                                    v        any agency or branch of a foreign
                                             entity located in the United
                                             States;

                                    vi       any non-discretionary account or
                                             similar account (other than an
                                             estate or trust) held by a dealer
                                             or other fiduciary for the benefit
                                             or account of a U.S. person;

                                    vii      any discretionary account or
                                             similar account (other than an
                                             estate or trust) held by a dealer
                                             or other fiduciary organized,
                                             incorporated or (if an individual)
                                             resident in the United States; and

                                    viii     any partnership or corporation if:

                                             (1)      organized or incorporated
                                                      under the laws of any
                                                      foreign jurisdiction; and

                                             (2)      formed by a U.S. person
                                                      principally for the
                                                      purpose of investing in
                                                      securities not registered
                                                      under the Securities Act,
                                                      unless it is organized or
                                                      incorporated, and owned,
                                                      by accredited investors
                                                      (as defined in Rule 501(a)
                                                      under the Securities Act)
                                                      who are not natural
                                                      persons, estates or
                                                      trusts.

                           b. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

                           c. The Purchaser will not, during the period commencing on the date of purchase of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the shares in the United States, or to a U.S. person or for the account or benefit of a U.S. person, or otherwise in a manner that is not in compliance with Regulation S.

                           d. The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

                           e. The Purchaser has not engaged in and prior to the expiration of the Restricted Period will not engage in, any short selling of or any

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                                    hedging transaction with respect to the
                                    Shares within the United States, including without limitation, any put, call or other option transaction, option writing or equity swap.

                           f. Neither the Purchaser nor or any person acting on its behalf has engaged, nor will, during the Restricted Period, engage in any directed selling efforts to any U.S. person with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                           g. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                           h. Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the United States or its territories, and only in compliance with any local applicable securities laws.

                           i. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

                                                      (A)      "THE SHARES ARE
                                             BEING OFFERED TO INVESTORS WHO ARE
                                             NOT U.S. PERSONS (AS DEFINED IN
                                             REGULATION S UNDER THE SECURITIES
                                             ACT OF 1933, AS AMENDED ("THE
                                             SECURITIES ACT")) AND WITHOUT
                                             REGISTRATION WITH THE UNITED STATES
                                             SECURITIES AND EXCHANGE COMMISSION
                                             UNDER THE SECURITIES ACT IN
                                             RELIANCE UPON REGULATION S
                                             PROMULGATED UNDER THE SECURITIES
                                             ACT."

                                                      (B)      "TRANSFER OF
                                             THESE SHARES IS PROHIBITED, EXCEPT
                                             IN ACCORDANCE WITH THE PROVISIONS
                                             OF REGULATION S, PURSUANT TO

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                                             REGISTRATION UNDER THE SECURITIES
                                             ACT, OR PURSUANT TO AVAILABLE
                                             EXEMPTION FROM REGISTRATION.
                                             HEDGING TRANSACTIONS MAY NOT BE
                                             CONDUCTED UNLESS IN COMPLIANCE WITH
                                             THE SECURITIES ACT."

                           j. The Purchaser consents to the Seller making a notation on its records or giving instructions to any transfer agent of the Seller in order to implement the restrictions on transfer of the Shares set forth in this Article 1.4.

                           k. Purchaser agrees that it will not transfer the Shares, and the Seller shall not be required to transfer the shares unless the transferee executes a representation letter substantially in accordance with Exhibit A hereto.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         2.1. Organization and Standing of the Seller. Seller has been organized and is validly existing and in good standing under the laws of Florida. The Seller has the requisite corporate power and authority necessary to deliver this Agreement and to sell the Shares and to carry out the provisions of the Agreement.

         2.2. Authority of the Seller. The execution and delivery by the Seller of the Agreement and the performance by the Seller of its obligations hereunder, have been duly and validly authorized by all requisite corporate action on the part of the Seller. The Agreement, when executed and delivered, will be legally valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and general principles of equity that restrict the availability of equitable remedies. To the Seller's knowledge, the execution and delivery of the Agreement by the Seller and the performance by the Seller of its obligations hereunder do not, and will not at any time Purchaser delivers a Purchase Notice, (i) conflict with or violate the provisions of the Seller's Charter or Bylaws, (ii) require on the part of the Seller any filing with, or any permit, authorization, consent or approval of, any Governmental Entity, (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of

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                  indebtedness, lien, encumbrance or other arrangement to which the Seller is a party or by which Seller is bound or to which the Seller's assets are subject, (iv) result in the imposition of any security interest upon any assets of the Seller or (v) violate or contravene any United States federal or state statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award.

         2.3.     Governmental Consents; Offering Exemption.

                  A. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental entity or regulatory body (a "Governmental Entity") is required on the part of the Seller in connection with the execution and delivery of the Agreement, the offer, issue, sale and delivery of the Shares or the other transactions to be consummated as contemplated by this Agreement except qualifications or filings under the Securities Act and other applicable state securities laws which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law.

         2.4. Litigation. To the best of the Seller's knowledge and belief, there is no action, suit, proceeding or investigation pending or is currently threatened, against the Seller. The Seller is not aware of any basis for any of the foregoing or any intent on its part to initiate any of the foregoing.

         2.5. Brokers or Finders. The Seller has not agreed to incur, directly or indirectly, any liability for brokerage or finders' fees, agents' commissions or other similar charges from Purchaser in connection with the Documents or any of the transactions contemplated hereby or thereby.

         2.6. Disclosures. The Seller has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Shares. Neither this Agreement, any Exhibit hereto, nor any report, certificate or instrument furnished to the Purchaser or its agents in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE III
                               REGISTRATION RIGHTS

         3.1.     Piggy-Back Registrations.

                  A. If, at any time after the first anniversary of purchase of the Shares, the Seller shall determine to register for its own account or the account of others under the Securities Act (including pursuant to a demand for registration of any stockholder of the Seller) any of its equity securities,

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                           other than on Form S-4 or Form S-8 or their then
                           equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to the Purchaser written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Purchaser shall so request in writing, the Seller shall use its best efforts to include in such registration statement all or any part of the Registrable Shares the Purchaser requests to be registered, except that if, in connection with the initial public offering of the Seller, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Seller shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which the Purchaser has requested inclusion hereunder on a pro rata basis. For purposes of this Agreement, "Registrable Shares" shall mean such number of Shares purchased under this Agreement, provided, however, that shares of common Stock which are Registrable Shares shall cease to be Registrable Shares upon the consummation of any sale pursuant to a registration statement or Rule 144 under the Securities Act.

         3.2. Provisions Applicable to Registration. The following provisions shall apply, as applicable, in connection with the Registrable Shares to be included in the registration statement pursuant to this Article 3:

                  A. The Purchaser, if reasonably requested by the Seller or by the underwriter with respect to any public offering, shall agree not to sell, make any short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Registrable Shares (other than those included in the registration) without the prior written consent of the Seller or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days), from the effective date of such registration statement, or the commencement of the offering, as applicable, as may be requested by the underwriters, provided that all other holders of the class of securities being registered shall make the same agreements as those required to be made by the Purchaser under this Article 3.2A.

                  B. The Purchaser shall promptly provide the Seller with such non-confidential and non-proprietary information as it shall reasonably request and that is available to the Purchaser in order to prepare the registration statement.

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                  C.       All reasonable and necessary expenses in connection
                           with the preparation of the registration statement, including, without limitation, any and all legal, accounting and filing fees, but not including fees and disbursements of experts and counsel retained by the Purchaser or underwriting discounts and commissions to be paid by the Purchaser, shall be borne by the Seller.

                  D. The Seller shall use its best efforts to effect such registration permitting the sale of such Registrable Shares in accordance with the intended method or methods of distribution thereof, and pursuant thereto, the Seller shall as expeditiously as possible:

                           a. prepare and file with the SEC a registration statement relating to the applicable registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Shares in accordance with the intended method or methods of distribution thereof and use its best efforts to cause such registration statement to become effective and keep such registration statement effective in accordance with this Article 3.2;

                           b.       prepare and file with the SEC such
                                    amendments and post-effective amendments to the registration statement as may be necessary to keep the registration effective until all such Registrable Shares are sold; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof as set forth in such registration statement or supplement to the prospectus; provided, however that the Seller may, from time to time, request that the Purchaser immediately discontinue the disposition of the Registrable Shares if the Seller determines, in the good faith exercise of its reasonable business judgment, that the offering and disposition of the Registrable Shares could materially interfere with bona fide financing, acquisition or other material business plans of the Seller or would require disclosure of non-public information, the premature disclosure of which could materially adversely affect the Seller (it being acknowledged that the Seller is not required to disclose in such request any such transaction, plan or non-public information), so long as the Seller promptly after the disclosure of such transaction, plan or non-public information complies with this Article 3.2D(b);

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                           c.       notify the Purchaser and the underwriter, if
                                    any, promptly, and (if requested by any such person) confirm such advice in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Seller of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction or the initiation of any proceedings for such purpose and (E) subject to the proviso below, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, subject to Article 3.2D(b) above, at the request of any such person, prepare and furnish to such person a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, the Seller need not disclose the event if it otherwise has not disclosed such event to the public;

                           d. if requested by the underwriter or the Purchaser, promptly incorporate in a prospectus supplement or post-effective amendment such information as the underwriter and the Purchaser agree should be included therein relating to the plan of distribution with respect to such Registrable Shares, including, without limitation, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering; and make all required filings of such prospectus supplements or post-effective amendments as soon as notified of the matters to be incorporated in such prospectus supplements or post-effective amendments;

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                           e.       deliver to the Purchaser and the
                                    underwriters, if any, without charge, as many copies of the prospectus (including each preliminary prospectus) in conformity with the requirement of the Securities Act and any amendments or supplements thereto as such persons may reasonably request and such other documents as they may reasonably request to facilitate the prior sale or other disposition of such Registrable Shares;

                           f. prior to any public offering of Registrable Shares, register or qualify or cooperate with the Purchaser, or the underwriters, if any, in connection with the registration or qualification of such Registrable Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Purchaser or underwriters, if any, reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Shares covered by the registration statement; provided, however, that the Seller shall not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or would subject the Seller to any tax in any such jurisdiction where it is not then so subject; and

                  E. Notwithstanding the provisions of this Article 3 to the contrary, the Seller:

                           a. may require the Purchaser to furnish to the Seller such information regarding the distribution of such securities as the Seller may from time to time reasonably request in writing, and the Seller may limit such registration rights to situations where a proposed distribution of Registrable Shares is to be effected forthwith upon the effectiveness of the registration statement; and

                           b. The undersigned will covenant that the Purchaser has not taken, and will not take, directly, or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Securities Exchange Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Seller to facilitate the sale or resale of the Registrable Shares.

                  F.       Indemnification.

                           a.       In the event of a registration or
                                    qualification of any Registrable Shares
                                    under the Securities Act pursuant to the provisions of this Article 3, the Seller shall indemnify and hold harmless the

                                    Purchaser, the officers and directors of the Purchaser and each director or officer of any person or entity who controls the Purchaser, each underwriter of such Registrable Shares and each other person or entity who controls the Purchaser or such underwriter within the meaning of the Securities Act (collectively, the "Indemnitees"), from and against any and all losses, claims, damages or liabilities, joint or several, to which any of the Indemnitees, joint or several, may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered or qualified under the Securities Act, or any amendment or supplement thereto, any preliminary prospectus or final prospectus contained therein, or any supplement thereto, or any document prepared and/or furnished to the Purchaser incident to the registration or qualification on any Registrable Shares, or (y) the omission or alleged omission to state in any registration statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (z) any violation by the Seller of the Securities Act or state securities or "blue sky" laws applicable to the Seller and relating to action or inaction required of the Seller, in connection with such registration or qualification under such state securities or "blue sky" laws, and in each case shall reimburse the Indemnitees for any legal or other expenses reasonably incurred by such Indemnitees in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, however, that the Seller shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement in reliance upon and in conformity with information furnished to the Seller through an instrument duly executed by such Indemnitees; and provided further, that the Seller shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement and such the Indemnitee thereafter fails to deliver or cause to be delivered such registration statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Shares to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Seller has furnished the Purchaser with the same.

                           b.       In the event of the registration or
                                    qualification of any Registrable Shares
                                    under the Securities Act pursuant to the provisions of this Article 3, the Purchaser shall indemnify and hold harmless the Seller, each person who controls the Seller within the meaning of the Securities Act, each officer and director of the Seller and any other selling holder from and against any losses, claims, damages or liabilities to which the Seller, such controlling person, any such officer or director or any other selling holder may become subject under the Securities Act or the applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered or qualified under the Securities Act, or any amendment or supplement thereto, or (y) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Seller through an instrument duly executed by the Purchaser specifically for use in preparation thereof, and in each case shall reimburse the Seller, such controlling person, each such officer or director and any other selling holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof).

                           c. Promptly after receipt by a person entitled to indemnification under this Article 3.2F (an "Indemnified Party") of notice of the commencement of any action or claim relating to any registration statement filed under the provisions of this Article 3 or as to which indemnity may be sought hereunder, such Indemnified Party shall, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "Indemnifying Party"), give written notice to such Indemnifying Party of the commencement of such action or claim, but the omission so to notify the Indemnifying Party will not relieve such person from any liability that such person may have to any Indemnified Party otherwise than pursuant to the provisions of this Article 3.2F and shall also not relieve the Indemnifying Party of such party's obligations under this Article 3.2F, except to the extent that the omission so to notify results in the Indemnifying Party being damaged solely as a result of the failure to give timely notice. In case any such action is brought against an Indemnified Party, and such party notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled (at such party's own expense) to participate in and, to the extent that the Indemnifying Party may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense, with counsel satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no Indemnifying Party and no Indemnified Party shall enter into any settlement agreement that would impose any liability on such other party or parties without the prior written consent of such other party or parties, unless such other party or parties are fully indemnified to such party's satisfaction, as the case may be, against any such liability.

                           d. If for any reason the indemnification provided for in this Article 3 is unavailable to an Indemnified Party or is insufficient to hold it harmless as contemplated by this Article 3, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect to only the relative benefits received by the Indemnified Party and the Indemnifying Party, but also the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
                                    Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         4.2. Amendments, Waivers and Consents. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Seller shall obtain consent thereto in writing from the Purchaser. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         4.3. Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth herein or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Article. All such notices, requests, demands and other communications shall be considered to be effective when delivered.

         4.4. Costs, Expenses and Taxes. The Seller shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement , the issuance of any securities and the other instruments and documents to be delivered hereunder or thereunder (other than taxes on the Purchaser's income), and agrees to save the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         4.5. Effectiveness; Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Seller and the Purchaser and their respective successors and assigns; provided, that, the Seller may not assign any of its rights or obligations under this Agreement without the prior written consent of the Purchaser. The Purchaser may assign all or any part of its rights and obligations hereunder to any person who acquires any Shares owned by the Seller subject to the conditions of this Agreement and the assumption by the assignee of any obligations relating to the rights assigned.

         4.6. Prior Agreements. This Agreement and other documents executed and delivered in connection herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

         4.7. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of the Agreement and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         4.8.     Governing Law; Venue.

                  A. This Agreement shall be enforced, governed and construed in accordance with the laws of New York without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought to the courts of New York in New York, United States of America, and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding. The parties acknowledges and agrees that venue hereunder shall lie exclusively in New York, United States of America.

                  B. Seller hereby waives, and agrees not to assert against the Purchaser, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding,
                           (i) any claim that the Seller is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

         4.9. Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         4.10. Survival of Representations and Warranties. All representations and warranties made in the Agreement, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

         4.11. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         4.12. Further Assurances. From and after the date of this Agreement, upon the request of the Seller or the Purchaser, the Seller and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Agreement and the Shares.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first above written.

                                             KID CASTLE EDUCATIONAL
                                             CORPORATION

                                             By: /s/ Chiu Yu-En
                                             _______________________________
                                                 Name:
                                                 Title:

                                             ACE CAPITAL INVESTMENTS LIMITED

                                             By: /s/ Lin, Hsiu-Chuan
                                             _______________________________
                                                 Name:  Lin, Hsiu-Chuan
                                                 Title: